UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 7, 2016

Everest Re Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-15731	98-0365432

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Seon Place – 4th Floor 141 Front Street PO Box HM 845 Hamilton HM 19, Bermuda		Not Applicable

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code 441-295-0006

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, ELECTION OF DIRECTORS, APPOINTMENT OF PRINCIPAL OFFICERS

The registrant entered into an Employment Agreement with Craig Howie, Executive Vice President and Chief Financial Officer of Everest Global Services, Inc. effective April 1, 2016.

The material terms of the Employment Agreement are as follows:

Term:	April 1, 2016 up through and including April 1, 2019
Annual Salary:	$530,000
Annual Incentive Bonus:	Eligible to participate in the Executive Performance Bonus program
Executive Stock Based Incentive Plan	Eligible to participate in the Everest Re Group, Ltd. 2010 Stock Incentive Plan
Benefit Plans:	Eligible to participate in the Company's existing tax-qualified defined contribution retirement plan and the Company's defined contribution supplemental retirement plan

The full text of the Employment Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	Exhibit No.	Description

	10.1	Employment Agreement with
Craig Howie

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVEREST RE GROUP, LTD.

By:	/S/SANJOY MUKHERJEE
Sanjoy Mukherjee
Executive Vice President and
General Counsel

Dated:  April 8, 2016

EXHIBIT INDEX

Exhibit
Number	Description of Document	Page No.

10.1	Employment Agreement with Craig Howie	5